GOF P9 03/22

SUPPLEMENT DATED MARCH 15, 2022

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH FUND LISTED BELOW

Franklin Fund Allocator Series

Franklin International Core Equity (IU) Fund

Franklin Emerging Markets Core Equity (IU) Fund

Franklin Global Trust

Franklin Emerging Market Debt Opportunities Fund

Franklin Investors Securities Trust

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

Franklin Strategic Series

Franklin Strategic Income Fund

Templeton Developing Markets Trust

Templeton Global Investment Trust

Templeton Emerging Markets Small Cap Fund

Franklin Templeton SMACS: Series EM

The Prospectuses are amended as follows:

I. The following is added to the “Fund Details – Principal Risks- Foreign Securities (non-U.S.)” section of the Prospectus:

Risks Related to Russia’s Invasion of Ukraine: Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the fund has exposure to Russian investments or investments in countries affected by the invasion, the fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the fund’s performance and the value of an investment in the fund, even beyond any direct exposure the fund may have to Russian issuers or issuers in other countries affected by the invasion.

Please keep this supplement with your prospectus for future reference.

GOF SA4 03/22

SUPPLEMENT DATED MARCH 15, 2022

TO THE CURRENTLY EFFECTIVE

STATEMENTS OF ADDITIONAL INFORMATION

OF EACH FUND LISTED BELOW

Franklin Fund Allocator Series

Franklin International Core Equity (IU) Fund

Franklin Emerging Markets Core Equity (IU) Fund

Franklin Global Trust

Franklin Emerging Market Debt Opportunities Fund

Franklin Investors Securities Trust

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

Franklin Strategic Series

Franklin Strategic Income Fund

Templeton Developing Markets Trust

Templeton Global Investment Trust

Templeton Emerging Markets Small Cap Fund

Franklin Templeton SMACS: Series EM

The statements of additional information (SAI) are amended as follows:

I. The following is added to the “Goal, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks- Foreign Securities” section of the SAI:

Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments. Any exposure that the Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio.

The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Please keep this supplement with your SAI for future reference.